U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 3, 2011

AMB PROPERTY CORPORATION

AMB PROPERTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (AMB Property Corporation) Delaware (AMB Property, L.P.)	001-13545 (AMB Property Corporation) 001-14245 (AMB Property, L.P.)	94-3281941 (AMB Property Corporation) 94-3285362 (AMB Property, L.P.)

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

Pier 1, Bay 1, San Francisco, California 94111

(Address of principal executive offices) (Zip code)

415-394-9000

(Registrants’ telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION (AMB Property Corporation) AND
ITEM 7.01 REGULATION FD DISCLOSURE (AMB Property Corporation and AMB Property, L.P.)

On February 3, 2011, AMB Property Corporation, AMB Property, L.P.’s general partner, disclosed a supplemental analyst package in connection with its earnings conference call for the fourth quarter of 2010. A copy of the supplemental analyst package is attached hereto as Exhibit 99.1. This section and the attached exhibit are provided under Items 2.02 and 7.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Forward Looking Statements

Some of the information included in this report and the presentations to be held in connection therewith contains forward-looking statements, such as those related to factors regarding positive net absorption, renewal of our lines of credit, future financing activity, ability to access attractive financing globally, our growth opportunities, long term prospects for AMB and industrial real estate, scaled overhead structure, capital required for growth and funding sources, our future debt and JV debt structure and strategies regarding average remaining terms, average rates, floating rates, bond issuances, credit facilities and secured debt, consolidated vs. unconsolidated debt, share of JV debt vs. wholly owned debt, NAV, compound annual growth rate, teams fully engaged in best markets, our buying advantage and investment opportunities available to us (including distressed or strategic transactions), utilization of low yielding assets and acquiring assets in excess of cost of capital, recovery in leading business indicators and fundamentals, including rental rates, occupancy, real estate values, and investor/customer interest, FFO, as adjusted, Core FFO, as adjusted, NOI and earnings generated by increased occupancy, rental rate recovery, lease up of the development portfolio, monetization of land bank and development capability, and the formation of new ventures, capital deployment and other value creating activities, the consummation of asset sales marketed, under contract or LOI, our opportunities and plans (including those regarding our global positioning and future capital deployment), estimated financial and performance results, our projected funds from operations, future assets under management, same store and/or cash net operating income, development portfolio lease-up, revenue, G&A, overhead expenses, deployed equity, occupancy and other financial and operational guidance, our future performance compared to peers and other market indices, rent growth, industrial and other market, GDP and trade growth, market drivers, trends and forecasts, port opportunities, on-tarmac opportunities, hiring, performance and retention of key personnel, leveraging of relationships, continuation and effectiveness of strategic drivers, information regarding our development, value-added conversion, redevelopment and value-added acquisition projects (including stabilization or completion dates, square feet at stabilization or completion, sale or contribution dates, yields from such projects, our share of remaining funding, costs and total investment amounts, scope, location and timing of development starts and other projects, margins, projected gains and returns, sustainability, profitability, demand for projects, targeted value-added conversion and acquisition projects, intent of property use, redevelopment and conversion timelines, entitlement and repositioning potential of land), ability to deliver customer solutions, strength of lender and customer relationships, lease expirations, performance and value-creation of investments and market entry opportunities, real estate valuations, capitalization rates, acquisition capital and volume, scope and build out and monetization potential of land inventory, co-investment venture and other estimated investment capacity, terms of the co-investment ventures, performance, revenues and returns on investment, target leverage, timing and amounts of incentive, asset management, acquisition and other private capital distributions, promotes and fees, private capital demand, amounts of new investment, launching of additional joint ventures, termination of funds, planned gross capitalization, future balance sheet capacity to cover capital requirements, our plans and ability to retire, refinance and issue secured and unsecured debt and maintain fixed charge coverage at certain levels, ability to exercise or maintain credit extensions, our position to maintain a solid financial position, maintain leverage targets and address debt maturities and interest rate changes, which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Because these forward-looking statements involve numerous risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “forecasting,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements should not be read as guarantees of future performance or results, and will not necessarily be accurate indicators of whether, or the time at which, such performance or results will be achieved. There is no assurance that the events or circumstances reflected in forward-looking statements will occur or be achieved. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in general economic conditions in California, the U.S. or globally (including financial market fluctuations), global trade or in the real estate sector (including risks relating to decreasing real estate valuations and impairment charges); risks associated with using debt to fund the company’s business activities, including refinancing and interest rate risks (including inflation risks); the company’s failure to obtain, renew, or extend necessary financing or access the debt or equity markets; the company’s failure to maintain its current credit agency ratings or comply with its debt covenants; risks related to the company’s obligations in the event of certain defaults under co-investment venture and other debt; risks associated with equity and debt securities financings and issuances (including the risk of dilution); defaults on or non-renewal of leases by customers or renewal at lower than expected rent or failure to lease at all or on expected terms; difficulties in identifying properties, portfolios of properties, or interests in real-estate related entities or platforms to acquire and in effecting acquisitions on advantageous terms and the failure of acquisitions to perform as the company expects; unknown liabilities acquired in connection with the acquired properties, portfolios of properties, or interests in real-estate related entities; the company’s failure to successfully integrate acquired properties and operations; risks and uncertainties affecting property development, redevelopment and value-added conversion (including construction delays, cost overruns, the company’s inability to obtain necessary permits and financing, the company’s inability to lease properties at all or at favorable rents and terms, and public opposition to these activities); the company’s failure to set up additional funds, attract additional investment in existing funds or to contribute properties to its co-investment ventures due to such factors as its inability to acquire, develop, or lease properties that meet the investment criteria of such ventures, or the co-investment ventures’ inability to access debt and equity capital to pay for property contributions or their allocation of available capital to cover other capital requirements; risks and uncertainties relating to the disposition of properties to third parties and the company’s ability to effect such transactions on advantageous terms and to timely reinvest proceeds from any such dispositions; risks of doing business internationally and global expansion, including unfamiliarity with the new markets and currency and hedging risks; risks of changing personnel and roles; risks related to suspending, reducing or changing the company’s dividends; losses in excess of the company’s insurance coverage; changes in local, state and federal laws and regulatory requirements, including changes in real estate, tax and zoning laws; increases in real property tax rates; risks associated with the company’s tax structuring; increases in interest rates and operating costs or greater than expected capital expenditures; environmental uncertainties; risks related to natural disasters; and our failure to qualify and maintain our status as a real estate investment trust. Our success also depends upon economic trends generally, various market conditions and fluctuations and those other risk factors discussed under the heading “Risk Factors” and elsewhere in our most recent annual report on Form 10-K for the year ended December 31, 2009.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

Exhibit
Number	Description
99.1	AMB Property Corporation Supplemental Analyst Package for Fourth Quarter 2010 Earnings Conference Call February 3, 2011

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: February 3, 2011	By:	/s/ Thomas S. Olinger
Thomas S. Olinger
Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property, L.P. (Registrant)
	By:	AMB Property Corporation, its general partner
Date: February 3, 2011	By:	/s/ Thomas S. Olinger
Thomas S. Olinger
Chief Financial Officer

Exhibits

Exhibit
Number	Description
99.1	AMB Property Corporation Supplemental Analyst Package for Fourth Quarter 2010 Earnings Conference Call February 3, 2011